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                                                                          10.156



                              CONSENT OF GUARANTOR
                            (HEADQUARTERS READVANCE)



               The undersigned, MEGO FINANCIAL CORP., a New York corporation (formerly named Mego Corp.) ("Guarantor"), hereby acknowledges that Guarantor executed and delivered to GREYHOUND REAL ESTATE FINANCE COMPANY, an Arizona corporation ("GREFCO"), an Amended and Restated Guarantee and Subordination Agreement dated as of May 10, 1989 (the "Guarantee"), guaranteeing performance of the obligations of PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower"), to Lender (as hereinafter defined) under the Loan Agreement, the Note and other Documents (as the terms "Loan Agreement," "Note" and "Documents" are defined in the Guarantee).

               GREFCO has assigned the Note and all of GREFCO's rights and obligations under the Loan Agreement and the other Documents to FINOVA CAPITAL CORPORATION, a Delaware corporation (formerly known as Greyhound Financial Corporation) ("Lender"), pursuant to a plan of liquidation between GREFCO and Lender.

               With Guarantor's ratification, consent and approval, Borrower and Lender amended and restated the Loan Agreement pursuant to that certain Second Amended and Restated and Consolidated Loan and Security Agreement dated May 15, 1997 (the "Amended and Restated Loan Agreement").

               Guarantor hereby acknowledges that, pursuant to the terms of the Amended and Restated Loan Agreement, Lender proposes to advance to Borrower an additional principal sum of up to One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Headquarters Readvance"). Guarantor further acknowledges that the Headquarters Readvance is evidenced by that certain Third Amended and Restated Promissory Note in the principal amount of Six Million Five Hundred Eighty-Three Thousand Four Hundred Six and 43/100 Dollars ($6,583,406.43) dated September 29, 1998, executed by Borrower and payable to the order of Lender (as from time to time modified, extended, renewed, replaced or restated, the "Third Amended Headquarters Note"), that the Headquarters Readvance is secured, in part, by certain real property located in Clark County Nevada pursuant to that certain Third Modification of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [FCFC Property] dated September 29, 1998 (the "Third FCFC Deed of Trust Modification") and pursuant to that certain Sixth Modification of Deed of Trust, Assignment of Rents and Proceeds and Security Agreement [Headquarters] dated September 29, 1998 (the "Sixth Headquarters Deed of Trust Modification"), which





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amend in certain respects certain existing deeds of trust in favor of Lender and that a side letter is being executed in connection with the Headquarters Readvance (the "Headquarters Readvance Side Letter").

               Guarantor consents to the Third Amended Headquarters Note, the Third FCFC Deed of Trust Modification, the Sixth Headquarters Deed of Trust Modification and the Headquarters Readvance Side Letter and agrees that (i) the Guarantee shall remain in full force and effect, (ii) that the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by the Third Amended Headquarters Note, the Third FCFC Deed of Trust Modification, the Sixth Headquarters Deed of Trust Modification and the Headquarters Readvance Side Letter and (iv) all terms, conditions and provisions set forth in the Third Amended Headquarters Note, the Third FCFC Deed of Trust Modification, the Sixth Headquarters Deed of Trust Modification and the Headquarters Readvance Side Letter and all other Documents executed therewith, are hereby ratified, approved and confirmed.

               Guarantor reaffirms as if made on the date hereof all of Guarantor's representations and warranties contained in the Guarantee except as otherwise set forth in the Amended and Restated Loan Agreement, in the Headquarters Readvance Side Letter or on EXHIBIT 1 attached hereto. Guarantor acknowledges that as of the date hereof, it has (a) no defense, counterclaim, offset, cross-complaint, claim or demand of any nature whatsoever which can be asserted as a basis to seek affirmative relief or damages from Lender or GREFCO or as a basis to reduce or eliminate all or any part of its liability under the Guarantee, and (b) no other claim against Lender or GREFCO with respect to any portion of the transaction described in the Documents.

               IN WITNESS WHEREOF, Guarantor has hereunto executed this instrument as of the 29th day of September, 1998.




                                            MEGO FINANCIAL CORP., a New York
                                            corporation



                                            By _________________________________
                                            Its ________________________________











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STATE OF _____________      )
                            ) ss.
COUNTY OF ____________      )

               BEFORE ME, the undersigned authority, a Notary Public in and for the County and State aforesaid, on this day personally appeared ____________________________________________________________________, known to me to be the __________________________ of MEGO FINANCIAL CORP., a New York corporation, who acknowledged to me that the same was the free act and deed of such corporation and that s/he being authorized by proper authority to do so, executed the same on behalf of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

               GIVEN UNDER MY HAND AND SEAL OF OFFICE this _____ day of _____________, 1998.



                                            ____________________________________
                                            Notary Public


My Commission Expires:

___________________________









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                                  EXHIBIT 1 TO
                              CONSENT OF GUARANTOR

             EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES REAFFIRMED
                      BY GUARANTOR PURSUANT TO THIS CONSENT

                            [IF NONE, INSERT "NONE"]





                                      NONE